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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 1998



                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



           Colorado                      0-21821                 93-0962072
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  State or Other Jurisdiction           Commission              IRS Employer
Of Incorporation or Organization        File Number          Identification No.



                410 17th Street, Suite 400 Denver, Colorado 80202
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               Address of Principal Executive Offices and Zip Code



        Registrant's telephone number, including area code (888) 313-8051
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Item 5.           OTHER EVENTS

                  On July 31, 1998, Consolidated Capital of North America, Inc. announced that it has advised the shareholders of Form Tech Steel, Inc. that it has withdrawn its offer to purchase the Toledo, Ohio based steel service center. This decision was based on several issues including, the General Motors strike, less than favorable financing strategies and material differences in the terms of the acquisition.












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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.



                           By:   /s/ Donald R. Jackson
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                                 Donald R. Jackson
                                 Treasurer and Secretary



Date: August 5, 1998